UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2005
SPANISH BROADCASTING SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27823	13-3827791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 South Bayshore Drive, PH II, Coconut Grove, Florida	33133
(Address of principal executive offices)	(Zip Code)
(305) 441-6901
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-10.1: 2ND AMENDMENT TO ASSET PURCHASE AGREEMENT
EX-99.1: PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement.
     On July 29, 2005, Spanish Broadcasting System, Inc. (the “Company”) entered into a second amendment to that certain Asset Purchase Agreement, dated as of August 17, 2004, and as previously amended on March 30, 2005, by and among Styles Media Group, LLC (“Styles Media Group”), Spanish Broadcasting System Southwest, Inc., and the Company. In connection with this second amendment, Styles Media Group made an additional $15.0 million non-refundable deposit on the purchase price and we agreed to extend the closing date from July 31, 2005 to the date that is designated by Styles Media Group, but no later than January 31, 2006. In addition, Styles Media Group will make an additional $20.0 million non-refundable deposit on the purchase price two days following the grant of the FCC license renewals. Although we expect the asset purchase agreement to be completed, there can be no assurance that such sale will be completed.
Item 2.02 Results of Operations and Financial Condition.
     On August 2, 2005, the Company issued a press release announcing its second quarter financial results. A copy of the press release is attached hereto as Exhibit 99.1.
     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

10.1	-	Second Amendment to Asset Purchase Agreement, dated as of July 29, 2005, by and among Styles Media Group, LLC, Spanish Broadcasting System Southwest, Inc., and Spanish Broadcasting System, Inc.

99.1	-	Press Release of Spanish Broadcasting System, Inc., dated August 2, 2005.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPANISH BROADCASTING SYSTEM, INC.
(Registrant)

August 2, 2005	By:	/s/ Joseph A. García

Joseph A. García
Chief Financial Officer, Executive Vice President and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to Asset Purchase Agreement, dated as of July 29, 2005, by and among Styles Media Group, LLC, Spanish Broadcasting System Southwest, Inc., and Spanish Broadcasting System, Inc.

99.1	Press Release of Spanish Broadcasting System, Inc., dated August 2, 2005.

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